Exhibit 10.1

CONSENT OF INDEPENDENT AUDITORS

     We consent to the use of our report dated February 19, 2002, relating to the financial statements of Sanofi-Synthelabo, that appear in such Registration Statement.

ERNST & YOUNG Audit Represented by

/s/ Valérie Quint	/s/ Dominique Thouvenin
Valérie Quint and	Dominique Thouvenin

     Paris, France
     June 24, 2002